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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   April 16, 1998


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                                  e-Net, Inc.
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           (Exact name of registrant as specified in its charter)


      Delaware                    000-20865                  52-1929282
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(State or other jurisdiction     (Commission             (I.R.S. Employer
  of incorporation)              File Number)           Identification No.)


                   12800 Middlebrook Road, Germantown, MD 20874
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            (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code   (301) 601-8700

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                                Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

     Attached as Exhibit 99.1 is a press release issued by e-Net, Inc. dated April 16, 1998, which is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

     99.1  Press release dated April 16, 1998


                                       2.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 21, 1998


                                          e-Net, Inc.




                                          By: /s/ DONALD J. SHOFF
                                          -----------------------------------
                                            Donald J. Shoff
                                            Vice President of Finance and
                                            Chief Accounting Officer



                                       3.

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                                  EXHIBIT INDEX


Exhibit
Number             Description
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
99.1               Press release dated April 16, 1998


                                       4.


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                                                      [LOGO]

FOR IMMEDIATE RELEASE
MEDIA CONTACT:                      INVESTOR CONTACT:
PAUL FELDMAN 301-770-6433           DOUG PORETZ 703-506-1778 x222
FELDMAN COMMUNICATIONS              THE PORETZ GROUP doug@poretz.com


              E-NET COMPLETES $5 MILLION-PLUS PRIVATE PLACEMENT
 COMPANY SAYS THE FINANCING IMPROVES ITS POSITION TO EXECUTE ITS BUSINESS PLAN

GERMANTOWN, Maryland, April 16, 1998 -- e-Net, Inc. (Nasdaq: ETEL) announced today that it has closed on a private placement of restricted common stock resulting in gross proceeds of $5,625,000 and net proceeds of approximately $5,100,000. The placement agent for the transaction is the Pennsylvania Merchant Group. The placement totaled 750,000 common stock shares sold at $7.50 per share, based on a rolling 5-day average share price prior to the pricing of the offering, which was set on Friday, April 3, 1998. The shares were offered and sold only to institutional investors and other "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

"The enhancement of our balance sheet has been a major priority for us for the last quarter, and this allows us to get the issue of capital off our agenda and focus on our operations for the foreseeable future," e-Net CEO and President, Robert A. Veschi said. "The rapid growth and success of the business is the best way to build shareholder value," he said.

Veschi said that at the company's current pace, the capital is expected to fund operations for approximately one year, assuming no acceleration of the existing business plan or increased expenditures. He also pointed out, however: "We are an aggressive company with a very robust vision and a great deal of confidence that our technology is not only the best but the most cost-efficient voice-over-data and Internet telephony solutions. We are proceeding accordingly, looking at growing the company through the ramp-up of revenues, aggressive marketing, new product development, and strategic relationships. We will continue to be a dynamic company," he said.

"I have personally met or talked with most of the key subscribers," Veschi said, "and I am very pleased that they share our vision and optimism and appear to be interested in our long-term growth." Veschi stated that the common stock shares sold in the private placement have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ABOUT e-NET
e-Net, Inc. develops, markets, and supports open client-server and integrated applications software and associated hardware that enable local, national, and international telephone communications, information exchange, and network optimization.

Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. The words "estimate," "project," "intend," "expect," "believe," and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties. For additional information regarding these and other risks and uncertainties associated with the Company's business, reference is made to the Company's reports filed from time to time with the Securities and Exchange Commission.


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